Osterweis Strategic Investment Fund

Supplement dated February 6, 2017 to the
 Summary Prospectus dated June 30, 2016, as supplemented

Effective February 6, 2017, Craig L. Manchuck will serve as a Portfolio Manager for the above-mentioned fund. Mr. Manchuck will be replacing Simon Lee, Portfolio Manager.  Simon Lee will be retiring from Osterweis Capital Management effective May 15, 2017, but will remain as a Portfolio Manager until that time.  All references to Mr. Lee in the Summary Prospectus will then be removed.

The following disclosure is added under the heading “Portfolio Managers” on page 4:

Craig L. Manchuck – Portfolio Manager of the Fund since 2017

Please retain this Supplement with the Summary Prospectus.